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                                                                 EXHIBIT 10.13.3

                                                               EXECUTION VERSION

                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

                  This SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT entered into as of this 22nd day of December, 2004 (this "Second Amendment"), is hereby entered into among, on the one hand, the lenders identified on the signature pages hereto (such lenders, together with their respective assigns, are referred to hereinafter each individually as a "Lender" and collectively, the "Lenders") and WELLS FARGO FOOTHILL, INC. (formerly known as Foothill Capital Corporation), a California corporation, as the arranger and administrative agent ("Agent") for all the Lenders under the Loan Agreement (as hereinafter defined), and, on the other hand, AMTROL INC., a Rhode Island corporation (the "Administrative Borrower"), WATER SOFT INC., a Rhode Island corporation ("Water Soft") and AMTROL CANADA LTD., an Ontario corporation (together with the Administrative Borrower and Water Soft, each individually a "Borrower," and individually and collectively, jointly and severally, "Borrowers").

                                    RECITALS

                  WHEREAS, Lenders, Borrowers, Amtrol Holdings, Inc. ("Holdings"), and Agent have executed and delivered that certain Loan and Security Agreement dated as of December 26, 2001, as amended by the First Amendment and Waiver dated as of November 18, 2003 (as may be further amended, modified or supplemented from time to time, the "Loan Agreement");

                  WHEREAS, Borrowers have requested that Ableco Finance LLC, a Delaware limited liability company (the "Term B Lender") extend the maturity date of the Term Loan B to December 21, 2006;

                  WHEREAS, the Term B Lender is willing to extend the maturity date of the Term Loan B but only upon certain terms and conditions set forth herein;

                  WHEREAS, Borrowers have requested, and the Lenders and Agent have agreed to, the modifications and amendments of the Loan Agreement as set forth herein; and

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and upon the terms and conditions set forth herein Borrowers, the Guarantors and the Lenders hereby agree as follows:

             SECTION 1. RELATION TO THE LOAN AGREEMENT; DEFINITIONS.

                  1.1 RELATION TO LOAN AGREEMENT. This Second Amendment constitutes an integral part of the Loan Agreement and shall be deemed to be a Loan Document for all purposes. Upon the effectiveness of this Second Amendment, on and after the date hereof each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement," "thereunder," "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.
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                  1.2 CAPITALIZED TERMS. For all purposes of this Second
Amendment, capitalized terms used herein without definition shall have the meanings specified in the Loan Agreement.

                     SECTION 2. AMENDMENT TO LOAN AGREEMENT.

                  2.1 AMENDMENT TO SECTION 2.2(B).

                  Section 2.2(b)(iv) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following new Section:

                  "(iv) The outstanding unpaid principal balance and all accrued and unpaid interest under the Term Loan B made pursuant to Section 2.2(b)(i) shall be due and payable on the date of termination of this Agreement, whether by its terms, by prepayment, or by acceleration. All amounts outstanding under the Term Loan B shall constitute Obligations."

           SECTION 3. REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGMENTS.

                  3.1 REPRESENTATIONS.

                           Each Borrower and Guarantor hereby represents and
warrants to Agent and Lenders that:

                           (a) Each Borrower and Guarantor is duly organized and
existing and in good standing under the laws of its respective jurisdiction of formation and is duly qualified to do business in every jurisdiction where the failure to be so qualified reasonably could be expected to have a Material Adverse Change;

                           (b) Each Borrower and Guarantor has all requisite
power and authority necessary to enter into this Second Amendment and to perform its respective obligations under this Second Amendment;

                           (c) Each Borrower and Guarantor has taken all
corporate action necessary to be taken by it to authorize the execution and delivery of this Second Amendment. This Second Amendment has been duly executed and delivered by each Borrower and Guarantor and constitutes legal, valid and binding obligations of each Borrower and Guarantor, enforceable against each Borrower and Guarantor in accordance with its respective terms;

                           (d) No event has occurred and no condition exists
which constitutes a Default or an Event of Default under the Loan Agreement or the other Loan Documents; and

                           (e) The Loan Agreement and all other Loan Documents
and all representations, warranties, terms and conditions therein remain in full force and effect, and each Borrower and Guarantor hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and
(ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Agent for the benefit of the Lenders, or to grant a security interest in or

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Lien on, any collateral as security for the obligations of each Borrower or
Guarantor from time to time existing in respect of the Loan Agreement and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.

                           SECTION 4. MISCELLANEOUS.

                  4.1 CONDITIONS TO EFFECTIVENESS. The amendments contained in Sections 2 above shall become effective as of the date when, and only when, the following conditions have been satisfied as determined in Agent's and Term B Lender's sole and absolute discretion (the first date upon which all such conditions have been satisfied being herein referred to as the "Effective Date"):

                           (a) duly executed counterparts of this Second
Amendment shall have been executed and delivered by Agent, Lenders, Borrowers, and Guarantors on or before the date of this Second Amendment;

                           (b) Borrowers shall have delivered to Agent and Term
B Lender a certificate from the Secretary of each Borrower and Guarantor attesting to the resolutions of such Person's Board of Directors authorizing its execution, delivery, and performance of this Second Amendment and authorizing specific officers of such Person to execute the same;

                           (c) the Agent and the Term B Lender shall have
received an acknowledgment, duly executed by each Other Senior Lender acknowledging and agreeing to the extension of the maturity date of the Term Loan B to December 21, 2006;

                           (d) Borrowers shall have paid to Term B Lender, for
its sole account, an amendment fee in the amount of $50,000 in immediately available funds; and

                           (e) Borrowers shall have paid all fees, costs and
expenses incurred in connection with this Second Amendment as of the date of this Second Amendment, including, without limitation, legal fees and expenses of Paul, Hastings, Janofsky & Walker LLP, counsel to the Term B Lender, and Schulte Roth & Zabel LLP, counsel to Agent, as have been billed as of the date of this Second Amendment.

                  4.2 CROSS-REFERENCES. References in this Second Amendment to any Section (or "Section") are, unless otherwise specified, to such Section (or "Section") of this Second Amendment.

                  4.3 SUCCESSORS AND ASSIGNS. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  4.4 COUNTERPARTS. This Second Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Second Amendment by facsimile transmission or electronic mail shall be as effective as delivery of an originally executed counterpart hereof.

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                  4.5 GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY
AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                  4.6 NO FURTHER AMENDMENTS. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of any other document or of any transaction or further action on the part of Borrowers or the Guarantors which would require the consent of the Lenders under the Loan Agreement.

                  4.7 CONSENT OF GUARANTORS. Without limiting any waivers or any other provisions contained in its Guaranty, each Guarantor hereby consents to the terms of this Second Amendment and hereby confirms and agrees that its Guaranty is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

                 [Remainder of page intentionally left blank.]

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                  IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be executed and delivered as of the date first above written.


                                         AMTROL INC.,
                                         a Rhode Island corporation

                                         By:     /s/ Larry Guillemette
                                               ---------------------------
                                         Name:
                                         Title:

                                         WATER SOFT, INC.,
                                         a Rhode Island corporation

                                         By:   /s/ Larry Guillemette
                                               ---------------------------
                                         Name:
                                         Title:

                                         AMTROL CANADA LTD.,
                                         an Ontario corporation

                                         By:   /s/ Larry Guillemette
                                               ---------------------------
                                         Name:
                                         Title:
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                                         WELLS FARGO FOOTHILL, INC. (formerly
                                         known as Foothill Capital Corporation),
                                         a California corporation, as Agent and
                                         as a Lender

                                         By:        /s/  Arthur Hartford
                                                    ---------------------------
                                         Name:       Arthur Hartford
                                         Title:      Senior Vice President

                                         ABLECO FINANCE LLC,
                                         a Delaware limited liability company,
                                         on behalf of itself and its Affiliate
                                         assigns, as Lender and Term B Lender

                                         By:        /s/  Eric Miller
                                                    ---------------------------
                                         Name:      Eric Miller
                                         Title:     Senior Vice President
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THE FOREGOING SECOND AMENDMENT IS AGREED TO,
CONSENTED TO AND ACCEPTED BY THE GUARANTORS:

AMTROL HOLDINGS, INC.,
a Delaware corporation, as Guarantor

By:         /s/  Larry Guillemette
            ----------------------
Name:
Title:


AMTROL INTERNATIONAL INVESTMENTS, INC.,
a Rhode Island corporation, as Guarantor

By:         /s/  Larry Guillemette
            ----------------------
Name:
Title:
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                           ACKNOWLEDGMENT AND CONSENT

                  Without limiting any waivers of other provisions contained in the Intercreditor Agreement, each of the Other Senior Lenders hereby acknowledges and consents to the terms of this Second Amendment.



                                    CYPRESS MERCHANT BANKING PARTNERS L.P.

                                    By: CYPRESS ASSOCIATES, L.P.,
                                          its General Partner

                                          By: CYPRESS GROUP, L.L.C.,
                                               its General Partner

                                               By:    /s/  David P. Spalding
                                                      ----------------------
                                               Name:
                                               Title:


                                    CYPRESS OFFSHORE PARTNERS L.P.

                                    By: CYPRESS ASSOCIATES, L.P.,
                                          its General Partner

                                          By: CYPRESS GROUP, L.L.C.,
                                                its General Partner

                                                By:     /s/  David P. Spalding
                                                        ----------------------
                                                Name:
                                                Title: